Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Third Quarter 2018

Reference is made to Prudential Financial, Inc.’s (PFI) filings with the Securities and Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

i

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

ii

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		%		2017		2018
2018	2017	Change		3Q	4Q	1Q	2Q	3Q
			Pre-tax adjusted operating income (loss) by division:
716	673	6%	PGIM Division	259	306	232	254	230
1,029	1,184	-13%	U.S. Workplace Solutions Division	309	313	372	359	298
1,729	1,368	26%	U.S. Individual Solutions Division	727	639	555	550	624
2,530	2,421	5%	International Insurance Division	799	777	856	784	890
(954)	(974)	2%	Corporate and other operations	(310)	(463)	(294)	(286)	(374)

5,050	4,672	8%	Total pre-tax adjusted operating income	1,784	1,572	1,721	1,661	1,668
1,066	1,193	-11%	Income taxes, applicable to adjusted operating income	461	399	381	363	322

3,984	3,479	15%	After-tax adjusted operating income	1,323	1,173	1,340	1,298	1,346

			Reconciling items:
518	523	-1%	Realized investment gains (losses), net, and related charges and adjustments	1,164	(581)	64	277	177
(586)	330	-278%	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	85	6	(403)	(193)	10
482	(188)	356%	Change in experience-rated contractholder liabilities due to asset value changes	(31)	37	418	85	(21)
			Divested businesses:
(22)	49	-145%	Closed Block Division	33	(4)	(9)	(31)	18
(1,586)	51	-3210%	Other divested businesses	10	(13)	(72)	(1,526)	12
(75)	(66)	-14%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(24)	99	(26)	(23)	(26)

(1,269)	699	-282%	Total reconciling items, before income taxes	1,237	(456)	(28)	(1,411)	170
(462)	127	-464%	Income taxes, not applicable to adjusted operating income	339	(3,157)	(29)	(295)	(138)

(807)	572	-241%	Total reconciling items, after income taxes	898	2,701	1	(1,116)	308

3,177	4,051	-22%	Income (after-tax) before equity in earnings of operating joint ventures	2,221	3,874	1,341	182	1,654
55	47	17%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	17	(109)	22	15	18

3,232	4,098	-21%	Income attributable to Prudential Financial, Inc.	2,238	3,765	1,363	197	1,672
7	11	-36%	Earnings attributable to noncontrolling interests	3	100	1	3	3

3,239	4,109	-21%	Net income	2,241	3,865	1,364	200	1,675
7	11	-36%	Less: Income attributable to noncontrolling interests	3	100	1	3	3

3,232	4,098	-21%	Net income attributable to Prudential Financial, Inc.	2,238	3,765	1,363	197	1,672

13.5%	13.1%		Operating Return on Average Equity (based on adjusted operating income) (1)(2)	14.7%	12.5%	13.7%	13.1%	13.6%

(1)

Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement and certain deferred taxes as described on page 3. The comparable GAAP measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on net income). Return on average equity (based on net income) represents income after-tax, attributable to consolidated Prudential Financial, Inc., as determined in accordance with U.S. GAAP, annualized for interim periods, divided by average total Prudential Financial, Inc. equity. Return on average equity (2) (based on net income) is 14.1%, 1.6%, 10.3%, 28.7%, and 18.1% for the three months ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, and September 30, 2017, respectively.

(2)	2017 amounts have been revised resulting from the elimination of Gibraltar Life’s one-month reporting lag.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2017		2018
2018	2017		3Q	4Q	1Q	2Q	3Q

		Earnings per share of Common Stock (diluted):
9.24	7.89	After-tax adjusted operating income	3.01	2.69	3.08	3.01	3.15
		Reconciling items:
1.21	1.20	Realized investment gains (losses), net, and related charges and adjustments	2.68	(1.34)	0.15	0.65	0.42
(1.37)	0.75	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	0.20	0.01	(0.94)	(0.45)	0.02
1.13	(0.43)	Change in experience-rated contractholder liabilities due to asset value changes	(0.07)	0.09	0.97	0.20	(0.05)
		Divested businesses:
(0.05)	0.11	Closed Block Division	0.08	(0.01)	(0.02)	(0.07)	0.04
(3.71)	0.12	Other divested businesses	0.02	(0.03)	(0.17)	(3.57)	0.03
0.02	(0.02)	Difference in earnings allocated to participating unvested share-based payment awards	(0.03)	(0.07)	—	0.02	(0.01)

(2.77)	1.73	Total reconciling items, before income taxes	2.88	(1.35)	(0.01)	(3.22)	0.45
(1.04)	0.33	Income taxes, not applicable to adjusted operating income	0.80	(7.27)	(0.07)	(0.67)	(0.30)

(1.73)	1.40	Total reconciling items, after income taxes	2.08	5.92	0.06	(2.55)	0.75

7.51	9.29	Net income attributable to Prudential Financial, Inc.	5.09	8.61	3.14	0.46	3.90

419.2	428.1	Weighted average number of outstanding Common shares (basic)	426.2	423.7	422.0	419.5	416.2
427.8	437.1	Weighted average number of outstanding Common shares (diluted)	435.0	432.7	430.9	428.0	424.7

		Earnings calculation, per share of Common Stock:

3,232	4,098	Net income attributable to Prudential Financial, Inc.	2,238	3,765	1,363	197	1,672
16	13	Earnings related to interest, net of tax, on exchangeable surplus notes	4	4	5	6	5
37	50	Less: Earnings allocated to participating unvested share-based payment awards	27	44	16	4	19

3,211	4,061	Net income attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	2,215	3,725	1,352	199	1,658

3,984	3,479	After-tax adjusted operating income	1,323	1,173	1,340	1,298	1,346
16	13	Earnings related to interest, net of tax, on exchangeable surplus notes	4	4	5	6	5
45	42	Less: Earnings allocated to participating unvested share-based payment awards	16	14	16	14	15

3,955	3,450	After-tax adjusted operating income for earnings per share of Common Stock calculation	1,311	1,163	1,329	1,290	1,336

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2017		2018
2018	2017		3Q	4Q	1Q	2Q	3Q

		Capitalization Data (1):
		Senior Debt:
		Short-term debt	2,358	1,380	1,383	2,056	2,393
		Long-term debt	10,532	10,550	11,516	10,706	9,857
		Junior Subordinated Long-Term Debt	6,621	6,622	6,627	6,026	7,564

		Prudential Financial Inc. Equity:
		Including accumulated other comprehensive income (2)	50,540	54,236	51,830	48,232	46,725
		Excluding accumulated other comprehensive income (2)(3)	33,942	37,162	37,069	36,577	37,575
		Amount included above for remeasurement of foreign currency and certain deferred taxes (4)(5)	(2,758)	(969)	(2,892)	(2,650)	(2,509)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for remeasurement of foreign currency and certain deferred taxes (2)(4)(5)	36,700	38,131	39,961	39,227	40,084

		Book value per share of Common Stock:
		Including accumulated other comprehensive income (2)(6)	116.70	125.63	120.99	113.59	110.78
		Excluding accumulated other comprehensive income (2)(3)(6)	78.64	86.44	86.86	86.43	89.32
		Amount included above for remeasurement of foreign currency and certain deferred taxes (4)(5)	(6.39)	(2.23)	(6.69)	(6.17)	(5.88)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for remeasurement of foreign currency and certain deferred taxes (2)(4)(5)(6)	85.03	88.67	93.55	92.60	95.20

		Number of diluted shares at end of period (6)	431.6	435.7	432.5	429.0	426.3

		Common Stock Price Range (based on closing price):
126.02	115.23	High	115.23	117.15	126.02	107.62	104.68
93.22	98.65	Low	98.65	107.28	100.64	93.22	93.99
101.32	106.32	Close	106.32	114.98	103.55	93.51	101.32

		Common Stock market capitalization (1)	45,154	48,591	43,595	39,059	41,987

(1)	As of end of period.
(2)	2017 amounts have been revised resulting from the elimination of Gibraltar Life’s one-month reporting lag.
(3)

Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.

(4)

Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

(5)

Includes $1,678 million impact reported in net income for the fourth quarter of 2017 from the remeasurement of deferred tax assets and liabilities originally established through accumulated other comprehensive income, related to enactment of the Tax Cuts and Jobs Act on December 22, 2017.

(6)

As of the first, second and third quarters of 2018 and the fourth quarter of 2017, exchangeable surplus notes are dilutive when book value per share is greater than $85.00 (equivalent to an additional 5.88 million in diluted shares and an increase of $500 million in equity). As of the third quarter of 2017, exchangeable surplus notes are dilutive when book value per share is greater than $86.92 (equivalent to an additional 5.75 million in diluted shares and an increase of $500 million in equity). See page 38 for more information.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

OPERATIONS HIGHLIGHTS

Year-to-date			2017		2018
2018	2017		3Q	4Q	1Q	2Q	3Q

		Assets Under Management and Administration ($ billions) (1)(2):
		Assets Under Management:
		PGIM Division:
		Institutional customers	478.3	489.5	489.6	490.8	505.7
		Retail customers	239.9	245.6	246.2	252.0	258.3
		General account	415.7	420.2	420.0	413.3	410.6

		Total PGIM Division	1,133.9	1,155.3	1,155.8	1,156.1	1,174.6
		U.S. Workplace Solutions Division	86.9	88.5	86.2	87.6	88.7
		U.S. Individual Solutions Division	116.7	119.8	115.7	115.7	117.4
		International Insurance Division	28.7	30.0	30.8	28.8	29.3

		Total assets under management	1,366.2	1,393.6	1,388.5	1,388.2	1,410.0
		Client assets under administration	202.4	213.6	218.4	228.7	238.2

		Total assets under management and administration	1,568.6	1,607.2	1,606.9	1,616.9	1,648.2

		Assets managed or administered for customers outside of the United States at end of period	350.5	358.0	373.3	365.7	370.6

		Distribution Representatives (1):
		Prudential Advisors	2,937	2,882	2,958	3,052	3,071
		International Life Planners	7,831	7,831	7,771	7,638	7,798
		Gibraltar Life Consultants	8,327	8,326	8,137	7,938	8,030

59	50	Prudential Advisor productivity ($ thousands)	53	72	52	60	63

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

COMBINED STATEMENTS OF OPERATIONS

(in millions)

Year-to-date		%		2017		2018
2018	2017	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (1):
21,491	20,442	5%	Premiums	7,111	8,720	6,638	6,710	8,143
4,702	3,914	20%	Policy charges and fee income	1,565	1,604	1,575	1,570	1,557
10,108	10,034	1%	Net investment income	3,345	3,465	3,337	3,404	3,367
4,049	4,006	1%	Asset management fees, commissions and other income	1,340	1,461	1,325	1,359	1,365

40,350	38,396	5%	Total revenues	13,361	15,250	12,875	13,043	14,432

			Benefits and Expenses (1):
22,477	20,908	8%	Insurance and annuity benefits	7,376	9,163	6,853	7,160	8,464
2,783	2,800	-1%	Interest credited to policyholders’ account balances	927	929	911	932	940
1,042	978	7%	Interest expense	330	344	340	347	355
(2,110)	(2,132)	1%	Deferral of acquisition costs	(653)	(686)	(718)	(684)	(708)
1,581	1,613	-2%	Amortization of acquisition costs	470	480	530	555	496
9,527	9,557	0%	General and administrative expenses	3,127	3,448	3,238	3,072	3,217

35,300	33,724	5%	Total benefits and expenses	11,577	13,678	11,154	11,382	12,764

5,050	4,672	8%	Adjusted operating income before income taxes	1,784	1,572	1,721	1,661	1,668

			Reconciling items:
751	(48)	1665%	Realized investment gains (losses), net, and related adjustments	1,395	(554)	87	393	271
(233)	571	-141%	Related charges	(231)	(27)	(23)	(116)	(94)

518	523	-1%	Total realized investment gains (losses), net, and related charges and adjustments	1,164	(581)	64	277	177

(586)	330	-278%	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	85	6	(403)	(193)	10
482	(188)	356%	Change in experience-rated contractholder liabilities due to asset value changes	(31)	37	418	85	(21)
			Divested businesses:
(22)	49	-145%	Closed Block Division	33	(4)	(9)	(31)	18
(1,586)	51	-3210%	Other divested businesses	10	(13)	(72)	(1,526)	12
(75)	(66)	-14%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(24)	99	(26)	(23)	(26)

(1,269)	699	-282%	Total reconciling items, before income taxes	1,237	(456)	(28)	(1,411)	170

3,781	5,371	-30%	Income before income taxes and equity in earnings of operating joint ventures	3,021	1,116	1,693	250	1,838
604	1,320	-54%	Income tax expense (benefit)	800	(2,758)	352	68	184

3,177	4,051	-22%	Income before equity in earnings of operating joint ventures	2,221	3,874	1,341	182	1,654

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to noncontrolling interests. See pages 36 and 37 for reconciliation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Quarter Ended September 30, 2018
	Total	PGIM Division	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	International Insurance Division	Corporate and Other Operations

Revenues (1):
Premiums	8,143	—	3,928	271	3,950	(6)
Policy charges and fee income	1,557	—	211	1,230	129	(13)
Net investment income	3,367	28	1,241	684	1,313	101
Asset management fees, commissions and other income	1,365	789	253	493	98	(268)

Total revenues	14,432	817	5,633	2,678	5,490	(186)

Benefits and Expenses (1):
Insurance and annuity benefits	8,464	—	4,388	635	3,435	6
Interest credited to policyholders’ account balances	940	—	435	278	227	—
Interest expense	355	9	8	199	6	133
Deferral of acquisition costs	(708)	(2)	(9)	(294)	(415)	12
Amortization of acquisition costs	496	2	9	210	286	(11)
General and administrative expenses	3,217	578	504	1,026	1,061	48

Total benefits and expenses	12,764	587	5,335	2,054	4,600	188

Adjusted operating income (loss) before income taxes	1,668	230	298	624	890	(374)

	Quarter Ended September 30, 2017
	Total	PGIM Division	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	7,111	—	2,962	264	3,891	(6)
Policy charges and fee income	1,565	—	204	1,245	128	(12)
Net investment income	3,345	55	1,226	666	1,278	120
Asset management fees, commissions and other income	1,340	772	230	540	79	(281)

Total revenues	13,361	827	4,622	2,715	5,376	(179)

Benefits and Expenses (1):
Insurance and annuity benefits	7,376	—	3,391	642	3,342	1
Interest credited to policyholders’ account balances	927	—	434	263	230	—
Interest expense	330	7	7	183	4	129
Deferral of acquisition costs	(653)	(2)	(9)	(232)	(417)	7
Amortization of acquisition costs	470	2	17	187	275	(11)
General and administrative expenses	3,127	561	473	945	1,143	5

Total benefits and expenses	11,577	568	4,313	1,988	4,577	131

Adjusted operating income (loss) before income taxes	1,784	259	309	727	799	(310)

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Nine Months Ended September 30, 2018
	Total	PGIM Division	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	International Insurance Division	Corporate and Other Operations

Revenues (1):
Premiums	21,491	—	8,455	800	12,258	(22)
Policy charges and fee income	4,702	—	628	3,711	401	(38)
Net investment income	10,108	76	3,750	2,027	3,934	321
Asset management fees, commissions and other income	4,049	2,383	717	1,534	225	(810)

Total revenues	40,350	2,459	13,550	8,072	16,818	(549)

Benefits and Expenses (1):
Insurance and annuity benefits	22,477	—	9,725	2,107	10,650	(5)
Interest credited to policyholders’ account balances	2,783	—	1,278	818	687	—
Interest expense	1,042	29	25	580	15	393
Deferral of acquisition costs	(2,110)	(5)	(26)	(813)	(1,303)	37
Amortization of acquisition costs	1,581	6	23	663	923	(34)
General and administrative expenses	9,527	1,713	1,496	2,988	3,316	14

Total benefits and expenses	35,300	1,743	12,521	6,343	14,288	405

Adjusted operating income (loss) before income taxes	5,050	716	1,029	1,729	2,530	(954)

	Nine Months Ended September 30, 2017
	Total	PGIM Division	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	20,442	—	7,785	790	11,885	(18)
Policy charges and fee income	3,914	—	629	2,949	374	(38)
Net investment income	10,034	124	3,796	2,005	3,743	366
Asset management fees, commissions and other income	4,006	2,246	701	1,591	266	(798)

Total revenues	38,396	2,370	12,911	7,335	16,268	(488)

Benefits and Expenses (1):
Insurance and annuity benefits	20,908	—	8,974	1,732	10,197	5
Interest credited to policyholders’ account balances	2,800	—	1,341	781	678	—
Interest expense	978	19	22	532	10	395
Deferral of acquisition costs	(2,132)	(5)	(25)	(740)	(1,389)	27
Amortization of acquisition costs	1,613	8	28	746	864	(33)
General and administrative expenses	9,557	1,675	1,387	2,916	3,487	92

Total benefits and expenses	33,724	1,697	11,727	5,967	13,847	486

Adjusted operating income (loss) before income taxes	4,672	673	1,184	1,368	2,421	(974)

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

CONSOLIDATED BALANCE SHEETS

(in millions)

	09/30/2017	12/31/2017	03/31/2018	06/30/2018	09/30/2018

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost $307,527; $312,385; $319,180; $317,548; $321,168)	340,100	346,780	347,630	341,151	340,970
Fixed maturities, held-to-maturity, at amortized cost (fair value $2,475; $2,430; $2,511; $2,388; $2,287)	2,084	2,049	2,120	2,020	1,957
Fixed maturities, trading, at fair value (amortized cost $3,379; $3,509; $2,852; $2,980; $3,162) (1)	3,340	3,507	2,885	2,916	3,083
Assets supporting experience-rated contractholder liabilities, at fair value	22,126	22,097	21,637	21,497	21,083
Equity securities, at fair value (cost $8,116; $5,154; $5,382; $5,374; $5,149) (1)	10,854	7,329	7,289	7,191	7,058
Commercial mortgage and other loans	55,373	56,045	58,098	58,622	59,336
Policy loans	11,765	11,891	12,036	11,935	11,928
Other invested assets (1)	13,714	13,373	14,044	13,459	13,790
Short-term investments (1)	5,535	6,800	5,752	5,728	5,767

Total investments	464,891	469,871	471,491	464,519	464,972
Cash and cash equivalents	14,541	14,490	15,676	14,918	12,466
Accrued investment income	3,278	3,325	3,169	3,235	3,180
Deferred policy acquisition costs	18,724	18,992	19,649	19,643	19,789
Value of business acquired	1,817	1,591	1,995	2,027	1,962
Other assets (3)	16,985	17,250	17,112	16,860	16,938
Separate account assets	301,110	306,617	300,585	298,658	303,441

Total assets	821,346	832,136	829,677	819,860	822,748

Liabilities:
Future policy benefits	252,339	257,317	261,144	260,435	260,797
Policyholders’ account balances	148,342	148,189	149,917	149,359	149,130
Securities sold under agreements to repurchase	8,145	8,400	8,633	9,540	9,176
Cash collateral for loaned securities	4,697	4,354	4,312	4,307	4,656
Income taxes (3)	12,557	9,648	9,296	7,888	7,014
Senior short-term debt	2,358	1,380	1,383	2,056	2,393
Senior long-term debt	10,532	10,550	11,516	10,706	9,857
Junior subordinated long-term debt	6,621	6,622	6,627	6,026	7,564
Notes issued by consolidated variable interest entities	1,517	1,518	954	937	930
Other liabilities	22,396	23,030	23,135	21,356	20,708
Separate account liabilities	301,110	306,617	300,585	298,658	303,441

Total liabilities	770,614	777,625	777,502	771,268	775,666

Equity:
Accumulated other comprehensive income (2)	16,598	17,074	14,761	11,655	9,150
Other equity (2)(3)	33,942	37,162	37,069	36,577	37,575

Total Prudential Financial, Inc. equity	50,540	54,236	51,830	48,232	46,725

Noncontrolling Interest	192	275	345	360	357

Total Equity	50,732	54,511	52,175	48,592	47,082

Total liabilities and equity	821,346	832,136	829,677	819,860	822,748

(1)	2017 amounts have been reclassified to conform to current period presentation.
(2)

Total equity for March 31, 2018 includes the cumulative effect of adoption of ASU 2016-01, effective January 1, 2018, which includes an increase in “Other equity” of $904 million and a decrease in Accumulated other comprehensive income of $847 million.

(3)	2017 amounts include an increase resulting from the elimination of Gibraltar Life’s one-month reporting lag.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

COMBINING BALANCE SHEETS BY DIVISION

(in millions)

	As of September 30, 2018

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM Division	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	464,972	58,358	406,614	4,104	127,549	59,922	192,071	22,968
Deferred policy acquisition costs	19,789	273	19,516	—	310	10,929	8,552	(275)
Other assets	34,546	1,324	33,222	2,995	8,133	13,890	9,725	(1,521)
Separate account assets	303,441	—	303,441	41,076	84,420	179,069	3,849	(4,973)

Total assets	822,748	59,955	762,793	48,175	220,412	263,810	214,197	16,199

Liabilities:
Future policy benefits	260,797	48,349	212,448	—	64,651	21,372	118,576	7,849
Policyholders’ account balances	149,130	5,078	144,052	—	56,746	36,035	50,411	860
Debt	19,814	—	19,814	1,716	811	7,486	127	9,674
Other liabilities	42,484	8,221	34,263	2,921	5,326	6,400	16,458	3,158
Separate account liabilities	303,441	—	303,441	41,076	84,420	179,069	3,849	(4,973)

Total liabilities	775,666	61,648	714,018	45,713	211,954	250,362	189,421	16,568

Equity:
Accumulated other comprehensive income (loss) (1)	9,150	(26)	9,176	(70)	782	(467)	10,898	(1,967)
Other equity (1)	37,575	(1,677)	39,252	2,014	7,625	13,900	13,815	1,898

Total Prudential Financial, Inc. equity	46,725	(1,703)	48,428	1,944	8,407	13,433	24,713	(69)

Noncontrolling Interest	357	10	347	518	51	15	63	(300)

Total Equity	47,082	(1,693)	48,775	2,462	8,458	13,448	24,776	(369)

Total liabilities and equity	822,748	59,955	762,793	48,175	220,412	263,810	214,197	16,199

	As of December 31, 2017

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM Division	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	469,871	61,291	408,580	5,143	131,957	62,322	189,454	19,704
Deferred policy acquisition costs	18,992	299	18,693	—	308	10,535	8,214	(364)
Other assets (2)	36,656	1,543	35,113	2,823	7,820	14,473	10,244	(247)
Separate account assets	306,617	—	306,617	41,978	85,120	180,321	3,735	(4,537)

Total assets	832,136	63,133	769,003	49,944	225,205	267,651	211,647	14,556

Liabilities:
Future policy benefits	257,317	48,870	208,447	—	64,246	24,446	114,515	5,240
Policyholders’ account balances	148,189	5,147	143,042	—	58,252	34,429	50,353	8
Debt	18,552	—	18,552	1,936	845	7,970	120	7,681
Other liabilities (2)	46,950	10,831	36,119	3,667	6,573	6,624	16,005	3,250
Separate account liabilities	306,617	—	306,617	41,978	85,120	180,321	3,735	(4,537)

Total liabilities	777,625	64,848	712,777	47,581	215,036	253,790	184,728	11,642

Equity:
Accumulated other comprehensive income (loss)	17,074	(1)	17,075	(102)	3,087	1,062	13,891	(863)
Other equity (2)(3)	37,162	(1,716)	38,878	2,030	7,075	12,798	12,979	3,996

Total Prudential Financial, Inc. equity	54,236	(1,717)	55,953	1,928	10,162	13,860	26,870	3,133

Noncontrolling Interest	275	2	273	435	7	1	49	(219)

Total Equity	54,511	(1,715)	56,226	2,363	10,169	13,861	26,919	2,914

Total liabilities and equity	832,136	63,133	769,003	49,944	225,205	267,651	211,647	14,556

(1)

Total equity for September 30, 2018 includes the cumulative effect of adoption of ASU 2016-01, effective January 1, 2018, which includes an increase in “Other equity” of $904 million and a decrease in Accumulated other comprehensive income of $847 million.

(2)	Prior period amounts include an increase resulting from the elimination of Gibraltar Life’s one-month reporting lag.
(3)

“Other equity” for December 31, 2017 includes estimated impacts of enactment of the Tax Act, including $1,678 million in Corporate and Other Operations related to the remeasurement of certain deferred tax assets and liabilities originally established through accumulated other comprehensive income.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED

(in millions)

	As of September 30, 2018				As of December 31, 2017
	Senior debt		Junior Subordinated Long-term Debt		Senior debt		Junior Subordinated Long-term Debt
	Short-term Debt	Long-term Debt		Total Debt	Short-term Debt	Long-term Debt		Total Debt
Borrowings by use of proceeds:
Capital Debt	1,249	4,548	7,564	13,361	—	5,402	6,622	12,024
Operating Debt - Investment related	295	3,709	—	4,004	676	3,306	—	3,982
Operating Debt - Specified businesses	800	890	—	1,690	704	1,043	—	1,747
Limited recourse and non-recourse borrowing	49	710	—	759	—	799	—	799

Total debt	2,393	9,857	7,564	19,814	1,380	10,550	6,622	18,552

	As of September 30, 2018				As of December 31, 2017
		The Prudential				The Prudential
	Prudential Financial, Inc.	Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	Insurance Co. of America (1)(2)	Other Affiliates	Total
Borrowings by sources:
Capital Debt	12,366	941	55	13,362	11,028	940	56	12,024
Operating Debt - Investment related	3,877	128	—	4,005	3,917	65	—	3,982
Operating Debt - Specified businesses	1,024	664	—	1,688	1,239	508	—	1,747
Limited recourse and non-recourse borrowing	—	759	—	759	—	799	—	799

Total debt	17,267	2,492	55	19,814	16,184	2,312	56	18,552

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $841 million of surplus notes as of September 30, 2018 and $840 million as of December 31, 2017.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

STATEMENTS OF OPERATIONS - PGIM DIVISION

(in millions)

Year-to-date		%		2017		2018
2018	2017	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (1):
—	—	—	Premiums	—	—	—	—	—
—	—	—	Policy charges and fee income	—	—	—	—	—
76	124	-39%	Net investment income	55	46	17	31	28
2,383	2,246	6%	Asset management fees, commissions and other income	772	939	809	785	789

2,459	2,370	4%	Total revenues	827	985	826	816	817

			Benefits and Expenses (1):
—	—	—	Insurance and annuity benefits	—	—	—	—	—
—	—	—	Interest credited to policyholders’ account balances	—	—	—	—	—
29	19	53%	Interest expense	7	8	9	11	9
(5)	(5)	0%	Deferral of acquisition costs	(2)	(1)	(2)	(1)	(2)
6	8	-25%	Amortization of acquisition costs	2	3	2	2	2
1,713	1,675	2%	General and administrative expenses	561	669	585	550	578

1,743	1,697	3%	Total benefits and expenses	568	679	594	562	587

716	673	6%	Adjusted operating income before income taxes	259	306	232	254	230

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

PGIM DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

			Supplementary Revenue Information (in millions):
Year-to-date		%		2017		2018
2018	2017	Change		3Q	4Q	1Q	2Q	3Q

			Analysis of revenues by type:
1,903	1,786	7%	Asset management fees	619	631	633	629	641
186	210	-11%	Other related revenues (1)	83	229	73	65	48
370	374	-1%	Service, distribution and other revenues	125	125	120	122	128

2,459	2,370	4%	Total PGIM revenues	827	985	826	816	817

			Analysis of asset management fees by source:
893	850	5%	Institutional customers	296	297	296	295	302
657	582	13%	Retail customers	203	218	217	219	221
353	354	0%	General account	120	116	120	115	118

1,903	1,786	7%	Total asset management fees	619	631	633	629	641

Supplementary Assets Under Management Information (in billions):
	September 30, 2018
	Equity	Fixed Income	Real Estate	Total
Institutional customers	64.0	398.3	43.4	505.7
Retail customers	137.3	119.4	1.6	258.3
General account	5.6	403.1	1.9	410.6

Total	206.9	920.8	46.9	1,174.6

	September 30, 2017
	Equity	Fixed Income	Real Estate	Total
Institutional customers	65.1	370.1	43.1	478.3
Retail customers	127.9	110.3	1.7	239.9
General account	6.2	407.6	1.9	415.7

Total	199.2	888.0	46.7	1,133.9

(1)	Other related revenues for 4Q17 include $95 million of revenues associated with noncontrolling interests which are fully offset in general and administrative expenses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

PGIM DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION

(in billions)

Year-to-date			2017		2018
2018	2017		3Q	4Q	1Q	2Q	3Q

		Institutional Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
437.9	386.4	Beginning assets under management	414.6	431.0	437.9	438.6	439.5
56.2	49.0	Additions	15.9	16.2	19.4	17.8	19.0
(41.6)	(37.3)	Withdrawals	(11.2)	(16.3)	(19.6)	(12.3)	(9.7)
(1.2)	29.5	Change in market value	9.1	8.5	(0.8)	(4.3)	3.9
2.9	2.9	Net money market flows	2.6	(1.6)	1.8	0.3	0.8
(0.9)	0.5	Other	—	0.1	(0.1)	(0.6)	(0.2)

453.3	431.0	Ending assets under management	431.0	437.9	438.6	439.5	453.3
52.4	47.3	Affiliated institutional assets under management	47.3	51.6	51.0	51.3	52.4

505.7	478.3	Total assets managed for institutional customers at end of period	478.3	489.5	489.6	490.8	505.7

14.6	11.7	Net institutional additions (withdrawals), excluding money market activity	4.7	(0.1)	(0.2)	5.5	9.3

		Retail Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
164.3	136.6	Beginning assets under management	150.0	157.5	164.3	166.2	171.6
38.9	35.7	Additions	11.9	14.0	14.6	13.4	10.9
(36.7)	(33.1)	Withdrawals	(10.6)	(12.5)	(13.6)	(11.6)	(11.5)
9.7	18.2	Change in market value	6.2	5.3	0.9	3.7	5.1
0.1	—	Net money market flows	—	—	—	—	0.1
(0.2)	0.1	Other	—	—	—	(0.1)	(0.1)

176.1	157.5	Ending assets under management	157.5	164.3	166.2	171.6	176.1
82.2	82.4	Affiliated retail assets under management	82.4	81.3	80.0	80.4	82.2

258.3	239.9	Total assets managed for retail customers at end of period	239.9	245.6	246.2	252.0	258.3

2.2	2.6	Net retail additions (withdrawals), excluding money market activity	1.3	1.5	1.0	1.8	(0.6)

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

COMBINED STATEMENTS OF OPERATIONS - U.S. WORKPLACE SOLUTIONS DIVISION

(in millions)

Year-to-date		%		2017		2018
2018	2017	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (1):
8,455	7,785	9%	Premiums	2,962	4,651	1,838	2,689	3,928
628	629	0%	Policy charges and fee income	204	199	200	217	211
3,750	3,796	-1%	Net investment income	1,226	1,323	1,238	1,271	1,241
717	701	2%	Asset management fees, commissions and other income	230	230	229	235	253

13,550	12,911	5%	Total revenues	4,622	6,403	3,505	4,412	5,633

			Benefits and Expenses (1):
9,725	8,974	8%	Insurance and annuity benefits	3,391	5,134	2,212	3,125	4,388
1,278	1,341	-5%	Interest credited to policyholders’ account balances	434	440	408	435	435
25	22	14%	Interest expense	7	9	8	9	8
(26)	(25)	-4%	Deferral of acquisition costs	(9)	(11)	(5)	(12)	(9)
23	28	-18%	Amortization of acquisition costs	17	12	5	9	9
1,496	1,387	8%	General and administrative expenses	473	506	505	487	504

12,521	11,727	7%	Total benefits and expenses	4,313	6,090	3,133	4,053	5,335

1,029	1,184	-13%	Adjusted operating income before income taxes	309	313	372	359	298

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

COMBINING STATEMENTS OF OPERATIONS - U.S. WORKPLACE SOLUTIONS DIVISION

(in millions)

	Nine Months Ended September 30, 2018			Quarter Ended September 30, 2018
	Total U.S. Workplace Solutions Division	Retirement	Group Insurance	Total U.S. Workplace Solutions Division	Retirement	Group Insurance
Revenues (1):
Premiums	8,455	5,157	3,298	3,928	2,825	1,103
Policy charges and fee income	628	183	445	211	60	151
Net investment income	3,750	3,282	468	1,241	1,087	154
Asset management fees, commissions and other income	717	658	59	253	231	22

Total revenues	13,550	9,280	4,270	5,633	4,203	1,430

Benefits and Expenses (1):
Insurance and annuity benefits	9,725	6,555	3,170	4,388	3,313	1,075
Interest credited to policyholders’ account balances	1,278	1,067	211	435	366	69
Interest expense	25	24	1	8	8	—
Deferral of acquisition costs	(26)	(25)	(1)	(9)	(9)	—
Amortization of acquisition costs	23	19	4	9	8	1
General and administrative expenses	1,496	807	689	504	278	226

Total benefits and expenses	12,521	8,447	4,074	5,335	3,964	1,371

Adjusted operating income before income taxes	1,029	833	196	298	239	59

	Nine Months Ended September 30, 2017			Quarter Ended September 30, 2017
	Total U.S. Workplace Solutions Division	Retirement	Group Insurance	Total U.S. Workplace Solutions Division	Retirement	Group Insurance
Revenues (1):
Premiums	7,785	4,665	3,120	2,962	1,920	1,042
Policy charges and fee income	629	178	451	204	61	143
Net investment income	3,796	3,323	473	1,226	1,071	155
Asset management fees, commissions and other income	701	637	64	230	207	23

Total revenues	12,911	8,803	4,108	4,622	3,259	1,363

Benefits and Expenses (1):
Insurance and annuity benefits	8,974	5,944	3,030	3,391	2,378	1,013
Interest credited to policyholders’ account balances	1,341	1,139	202	434	366	68
Interest expense	22	18	4	7	6	1
Deferral of acquisition costs	(25)	(25)	—	(9)	(9)	—
Amortization of acquisition costs	28	15	13	17	7	10
General and administrative expenses	1,387	759	628	473	263	210

Total benefits and expenses	11,727	7,850	3,877	4,313	3,011	1,302

Adjusted operating income before income taxes	1,184	953	231	309	248	61

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

U.S. WORKPLACE SOLUTIONS - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2017		2018
2018	2017		3Q	4Q	1Q	2Q	3Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
234,616	202,802	Beginning total account value	214,731	227,438	234,616	236,120	240,922
26,477	22,695	Deposits and sales	11,188	6,832	9,922	7,712	8,843
(20,488)	(17,608)	Withdrawals and benefits	(5,132)	(7,203)	(8,154)	(6,470)	(5,864)
10,667	19,549	Change in market value, interest credited, interest income and other activity	6,651	7,549	(264)	3,560	7,371

251,272	227,438	Ending total account value	227,438	234,616	236,120	240,922	251,272

5,989	5,087	Net additions (withdrawals)	6,056	(371)	1,768	1,242	2,979

		Stable value account values included above	48,834	48,667	48,692	48,882	49,132

		Institutional Investment Products:
194,492	183,376	Beginning total account value	186,610	188,399	194,492	191,518	191,722
12,467	11,363	Additions	4,764	10,267	688	5,461	6,318
(12,085)	(11,964)	Withdrawals and benefits	(3,552)	(5,442)	(4,889)	(3,851)	(3,345)
2,130	4,243	Change in market value, interest credited and interest income	1,341	947	(214)	1,198	1,146
(1,767)	1,381	Other (1)	(764)	321	1,441	(2,604)	(604)

195,237	188,399	Ending total account value	188,399	194,492	191,518	191,722	195,237

382	(601)	Net additions (withdrawals)	1,212	4,825	(4,201)	1,610	2,973

		Amounts included in ending total account value above:
67,598	69,637	Investment-only stable value wraps	69,637	69,239	66,518	67,406	67,598
43,455	36,053	Longevity reinsurance (2)	36,053	40,072	41,173	41,325	43,455
84,184	82,709	Group annuities and other products	82,709	85,181	83,827	82,991	84,184

195,237	188,399	Ending total account value	188,399	194,492	191,518	191,722	195,237

(1)

“Other” activity includes the effect of foreign exchange rate changes associated with our United Kingdom longevity reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.

(2)	Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

U.S. WORKPLACE SOLUTIONS DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2017		2018
2018	2017		3Q	4Q	1Q	2Q	3Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
352	265	Group life	23	22	243	46	63
170	141	Group disability	12	12	140	14	16

522	406	Total	35	34	383	60	79

		Future Policy Benefits (1)(2):
		Group life	2,087	2,286	2,216	2,180	2,111
		Group disability	9	2	26	19	9

		Total	2,096	2,288	2,242	2,199	2,120

		Policyholders’ Account Balances (1):
		Group life	8,599	8,737	8,675	8,769	8,840
		Group disability	231	246	174	181	187

		Total	8,830	8,983	8,849	8,950	9,027

		Separate Account Liabilities (1):
		Group life	23,922	23,955	24,353	23,758	23,881
		Group disability	—	—	—	—	—

		Total	23,922	23,955	24,353	23,758	23,881

		Group Life Insurance:
3,203	3,105	Gross premiums, policy charges and fee income (3)	1,013	1,019	1,046	1,075	1,082
3,005	2,931	Earned premiums, policy charges and fee income	965	955	1,000	996	1,009

87.7%	88.5%	Benefits ratio (4)	87.0%	89.3%	87.2%	88.6%	87.3%
11.9%	10.8%	Administrative operating expense ratio	11.2%	12.5%	11.6%	12.6%	11.5%
		Persistency ratio	93.9%	93.8%	95.7%	95.3%	94.6%

		Group Disability Insurance:
771	709	Gross premiums, policy charges and fee income (3)	239	244	251	261	259
738	640	Earned premiums, policy charges and fee income	220	222	243	250	245

76.5%	76.6%	Benefits ratio (4)	78.7%	85.6%	79.0%	71.6%	78.9%
26.8%	29.2%	Administrative operating expense ratio	29.2%	29.8%	27.1%	26.4%	26.8%
		Persistency ratio	91.7%	91.4%	94.9%	94.7%	94.2%

		Total Group Insurance:
85.5%	86.4%	Benefits ratio (4)	85.5%	88.6%	85.6%	85.3%	85.7%
14.8%	14.2%	Administrative operating expense ratio	14.6%	15.8%	14.6%	15.3%	14.5%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.
(4)

Benefit ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefit ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 87.5%, 64.0%, and 82.8% for the three months ended June 30, 2018, respectively. Benefit ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 87.3%, 73.9%, and 84.7% and 88.7%, 67.1%, and 84.8% for the nine months ended September 30, 2018 and September 30, 2017, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL SOLUTIONS DIVISION

(in millions)

Year-to-date		%		2017		2018
2018	2017	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (1):
800	790	1%	Premiums	264	253	267	262	271
3,711	2,949	26%	Policy charges and fee income	1,245	1,286	1,245	1,236	1,230
2,027	2,005	1%	Net investment income	666	685	657	686	684
1,534	1,591	-4%	Asset management fees, commissions and other income	540	525	508	533	493

8,072	7,335	10%	Total revenues	2,715	2,749	2,677	2,717	2,678

			Benefits and Expenses (1):
2,107	1,732	22%	Insurance and annuity benefits	642	722	735	737	635
818	781	5%	Interest credited to policyholders’ account balances	263	268	265	275	278
580	532	9%	Interest expense	183	186	186	195	199
(813)	(740)	-10%	Deferral of acquisition costs	(232)	(265)	(249)	(270)	(294)
663	746	-11%	Amortization of acquisition costs	187	201	202	251	210
2,988	2,916	2%	General and administrative expenses	945	998	983	979	1,026

6,343	5,967	6%	Total benefits and expenses	1,988	2,110	2,122	2,167	2,054

1,729	1,368	26%	Adjusted operating income before income taxes	727	639	555	550	624

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL SOLUTIONS DIVISION

(in millions)

	Nine Months Ended September 30, 2018			Quarter Ended September 30, 2018
	Total U.S. Individual Solutions Division	Individual Annuities	Individual Life	Total U.S. Individual Solutions Division	Individual Annuities	Individual Life
Revenues (1):
Premiums	800	108	692	271	37	234
Policy charges and fee income	3,711	2,167	1,544	1,230	719	511
Net investment income	2,027	517	1,510	684	174	510
Asset management fees, commissions and other income	1,534	950	584	493	294	199

Total revenues	8,072	3,742	4,330	2,678	1,224	1,454

Benefits and Expenses (1):
Insurance and annuity benefits	2,107	242	1,865	635	85	550
Interest credited to policyholders’ account balances	818	251	567	278	85	193
Interest expense	580	51	529	199	17	182
Deferral of acquisition costs	(813)	(307)	(506)	(294)	(110)	(184)
Amortization of acquisition costs	663	396	267	210	139	71
General and administrative expenses	2,988	1,629	1,359	1,026	554	472

Total benefits and expenses	6,343	2,262	4,081	2,054	770	1,284

Adjusted operating income before income taxes	1,729	1,480	249	624	454	170

	Nine Months Ended September 30, 2017			Quarter Ended September 30, 2017
	Total U.S. Individual Solutions Division	Individual Annuities	Individual Life	Total U.S. Individual Solutions Division	Individual Annuities	Individual Life
Revenues (1):
Premiums	790	121	669	264	41	223
Policy charges and fee income	2,949	2,097	852	1,245	726	519
Net investment income	2,005	556	1,449	666	182	484
Asset management fees, commissions and other income	1,591	1,051	540	540	355	185

Total revenues	7,335	3,825	3,510	2,715	1,304	1,411

Benefits and Expenses (1):
Insurance and annuity benefits	1,732	246	1,486	642	87	555
Interest credited to policyholders’ account balances	781	245	536	263	81	182
Interest expense	532	51	481	183	20	163
Deferral of acquisition costs	(740)	(230)	(510)	(232)	(71)	(161)
Amortization of acquisition costs	746	346	400	187	116	71
General and administrative expenses	2,916	1,510	1,406	945	494	451

Total benefits and expenses	5,967	2,168	3,799	1,988	727	1,261

Adjusted operating income (loss) before income taxes	1,368	1,657	(289)	727	577	150

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2017		2018
2018	2017		3Q	4Q	1Q	2Q	3Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
165,153	153,295	Beginning total account value	159,202	162,107	165,153	161,171	160,143
3,252	2,046	Sales: Highest Daily Suite - risk retained by Prudential (1)	576	817	1,010	1,126	1,116
1	27	Highest Daily Suite - externally reinsured living benefits	7	—	1	—	—
2,561	2,166	Other variable annuities (2)	735	796	683	881	997

5,814	4,239	Total sales	1,318	1,613	1,694	2,007	2,113
(8,694)	(6,996)	Surrenders and withdrawals	(2,288)	(2,721)	(2,867)	(2,929)	(2,898)

(2,880)	(2,757)	Net redemptions	(970)	(1,108)	(1,173)	(922)	(785)
(1,332)	(1,163)	Benefit payments	(359)	(395)	(453)	(469)	(410)

(4,212)	(3,920)	Net flows	(1,329)	(1,503)	(1,626)	(1,391)	(1,195)
4,234	15,499	Change in market value, interest credited, and other	5,170	5,494	(1,418)	1,292	4,360
(2,806)	(2,767)	Policy charges	(936)	(945)	(938)	(929)	(939)

162,369	162,107	Ending total account value	162,107	165,153	161,171	160,143	162,369

		Variable Annuities Account Value by Product:
118,618	119,001	Highest Daily Suite - risk retained by Prudential (1)	119,001	121,150	118,249	117,348	118,618
3,184	3,153	Highest Daily Suite - externally reinsured living benefits	3,153	3,227	3,165	3,146	3,184
40,567	39,953	Other variable annuities (2)	39,953	40,776	39,757	39,649	40,567

162,369	162,107	Ending total account value	162,107	165,153	161,171	160,143	162,369

		Fixed Annuities and other products:
3,473	3,488	Beginning total account value	3,492	3,493	3,473	3,480	3,502
218	37	Sales	11	5	30	60	128
(81)	(73)	Surrenders and withdrawals	(21)	(31)	(28)	(28)	(25)

137	(36)	Net sales (redemptions)	(10)	(26)	2	32	103
(254)	(238)	Benefit payments	(72)	(77)	(84)	(87)	(83)

(117)	(274)	Net flows	(82)	(103)	(82)	(55)	20
237	280	Interest credited and other	84	83	89	77	71
—	(1)	Policy charges	(1)	—	—	—	—

3,593	3,493	Ending total account value	3,493	3,473	3,480	3,502	3,593

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (3):
1,784	1,415	Insurance Agents	418	489	525	619	640
1,111	676	Wirehouses	202	303	323	355	433
2,708	1,801	Independent Financial Planners	597	713	758	951	999
429	384	Bank Distribution	112	113	118	142	169

6,032	4,276	Total	1,329	1,618	1,724	2,067	2,241

(1)	Includes variable annuities with “Highest Daily” optional living benefits retained by Prudential and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI), Legacy Protection Plus (LPP) death benefit and products without guaranteed minimum income and withdrawal benefits.
(3)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2017		2018
2018	2017		3Q	4Q	1Q	2Q	3Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
9,892	9,892	Beginning balance	9,804	9,816	9,892	9,932	9,932
785	483	Premiums and deposits	130	167	211	256	318
(457)	(431)	Surrenders and withdrawals	(133)	(166)	(163)	(155)	(139)

328	52	Net sales (redemptions)	(3)	1	48	101	179
(303)	(290)	Benefit payments	(89)	(90)	(100)	(106)	(97)

25	(238)	Net flows	(92)	(89)	(52)	(5)	82
199	177	Interest credited and other	63	71	61	69	69
(109)	(14)	Net transfers (to) from separate account	42	94	31	(64)	(76)
(1)	(1)	Policy charges	(1)	—	—	—	(1)

10,006	9,816	Ending balance	9,816	9,892	9,932	9,932	10,006

		Account Values in Separate Account (1):
158,734	146,891	Beginning balance	152,890	155,784	158,734	154,719	153,713
5,247	3,793	Premiums and deposits	1,199	1,451	1,513	1,811	1,923
(8,318)	(6,638)	Surrenders and withdrawals	(2,176)	(2,586)	(2,732)	(2,802)	(2,784)

(3,071)	(2,845)	Net redemptions	(977)	(1,135)	(1,219)	(991)	(861)
(1,283)	(1,111)	Benefit payments	(342)	(382)	(437)	(450)	(396)

(4,354)	(3,956)	Net flows	(1,319)	(1,517)	(1,656)	(1,441)	(1,257)
4,272	15,602	Change in market value, interest credited and other	5,191	5,506	(1,390)	1,300	4,362
109	14	Net transfers (to) from general account	(42)	(94)	(31)	64	76
(2,805)	(2,767)	Policy charges	(936)	(945)	(938)	(929)	(938)

155,956	155,784	Ending balance	155,784	158,734	154,719	153,713	155,956

(1)

Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2017		2018
	3Q	4Q	1Q	2Q	3Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	3,530	3,380	3,134	2,950	2,818
Guaranteed minimum withdrawal benefits	483	477	450	433	428
Guaranteed minimum income benefits	2,772	2,791	2,690	2,651	2,661
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	128,465	131,146	128,176	127,490	129,431
Guaranteed minimum withdrawal & income benefits - externally reinsured	3,153	3,227	3,165	3,146	3,184

Total	138,403	141,021	137,615	136,670	138,522

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	113,691	115,690	112,913	112,055	113,257
Account Values with Auto-Rebalancing Feature - externally reinsured	3,153	3,227	3,165	3,146	3,184
Account Values without Auto-Rebalancing Feature	21,559	22,104	21,537	21,469	22,081

Total	138,403	141,021	137,615	136,670	138,522

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	3,250	2,928	3,506	3,775	3,634
Net Amount at Risk with Auto-Rebalancing Feature - externally reinsured	—	—	—	—	—
Net Amount at Risk without Auto-Rebalancing Feature	752	661	742	797	757

Total	4,002	3,589	4,248	4,572	4,391

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2017		2018
	3Q	4Q	1Q	2Q	3Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	126,009	128,545	125,515	124,777	126,693
Net amount at risk	297	285	356	456	404
Minimum return, anniversary contract value, or maximum contract value:
Account value	31,952	32,269	31,322	30,925	31,057
Net amount at risk	2,785	2,611	3,078	3,179	2,916

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	116,844	118,916	116,078	115,201	116,441
Account Values without Auto-Rebalancing Feature	41,117	41,898	40,759	40,501	41,309

Total	157,961	160,814	156,837	155,702	157,750

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,060	1,008	1,403	1,545	1,379
Net Amount at Risk without Auto-Rebalancing Feature	2,022	1,888	2,031	2,090	1,941

Total	3,082	2,896	3,434	3,635	3,320

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

U.S. INDIVIDUAL SOLUTIONS DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE

(in millions)

Year-to-date			2017		2018
2018	2017		3Q	4Q	1Q	2Q	3Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

158	160	Term life	57	53	49	54	55
68	124	Guaranteed Universal life	31	32	21	24	23
99	82	Other Universal life	28	43	26	29	44
105	75	Variable life	26	55	29	35	41

430	441	Total	142	183	125	142	163

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

98	85	Prudential Advisors	29	33	30	33	35
332	356	Third party distribution	113	150	95	109	128

430	441	Total	142	183	125	142	163

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
26,861	26,041	Beginning balance	26,399	26,612	26,861	27,420	27,942
2,262	2,374	Premiums and deposits	738	831	734	738	790
(822)	(750)	Surrenders and withdrawals	(228)	(281)	(249)	(293)	(280)

1,440	1,624	Net sales	510	550	485	445	510
(432)	(426)	Benefit payments	(121)	(140)	(145)	(155)	(132)

1,008	1,198	Net flows	389	410	340	290	378
1,355	262	Interest credited and other	119	131	524	527	304
374	328	Net transfers from separate account	116	110	119	119	136
(1,251)	(1,217)	Policy charges	(411)	(402)	(424)	(414)	(413)
—	—	Acquisition	—	—	—	—	—

28,347	26,612	Ending balance	26,612	26,861	27,420	27,942	28,347

		Separate Account Liabilities:
32,085	28,455	Beginning balance	30,259	31,100	32,085	31,897	32,430
1,163	1,115	Premiums and deposits	330	491	419	379	365
(837)	(785)	Surrenders and withdrawals	(338)	(464)	(253)	(312)	(272)

326	330	Net sales (redemptions)	(8)	27	166	67	93
(142)	(122)	Benefit payments	(32)	(47)	(55)	(46)	(41)

184	208	Net flows	(40)	(20)	111	21	52
2,362	3,451	Change in market value, interest credited and other	1,227	1,347	51	861	1,450
(374)	(328)	Net transfers to general account	(116)	(110)	(119)	(119)	(136)
(695)	(686)	Policy charges	(230)	(232)	(231)	(230)	(234)
—	—	Acquisition	—	—	—	—	—

33,562	31,100	Ending balance	31,100	32,085	31,897	32,430	33,562

		FACE AMOUNT IN FORCE (3):

		Term life	745,849	753,804	761,014	770,208	779,181
		Guaranteed Universal life	141,031	142,546	143,449	144,110	144,831
		Other Universal life	46,888	47,516	47,842	48,598	49,552
		Variable life	162,660	163,174	162,514	162,762	162,881

		Total	1,096,429	1,107,040	1,114,820	1,125,678	1,136,445

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - GROUP INSURANCE, INDIVIDUAL ANNUITIES AND INDIVIDUAL LIFE

(in millions)

Year-to-date			2017		2018
2018	2017		3Q	4Q	1Q	2Q	3Q

		DEFERRED POLICY ACQUISITION COSTS

		GROUP INSURANCE:
162	176	Beginning balance	173	163	162	161	160
1	—	Capitalization	—	—	—	1	—
(4)	(13)	Amortization - operating results	(10)	(1)	(1)	(2)	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

159	163	Ending balance	163	162	161	160	159

		INDIVIDUAL ANNUITIES:
5,130	4,871	Beginning balance	5,312	5,089	5,130	5,083	5,047
307	230	Capitalization	71	84	90	107	110
(396)	(346)	Amortization - operating results	(116)	(118)	(111)	(146)	(139)
(174)	382	Amortization - realized investment gains and losses	(173)	82	(62)	(39)	(73)
103	(48)	Impact of unrealized (gains) or losses on AFS securities	(5)	(7)	36	42	25
—	—	Other	—	—	—	—	—

4,970	5,089	Ending balance	5,089	5,130	5,083	5,047	4,970

		INDIVIDUAL LIFE INSURANCE:
5,405	5,278	Beginning balance	5,330	5,355	5,405	5,637	5,818
506	510	Capitalization	161	181	159	163	184
(267)	(400)	Amortization - operating results	(71)	(83)	(91)	(105)	(71)
13	105	Amortization - realized investment gains and losses	(2)	(4)	9	2	2
302	(138)	Impact of unrealized (gains) or losses on AFS securities	(63)	(44)	155	121	26

5,959	5,355	Ending balance	5,355	5,405	5,637	5,818	5,959

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,125	1,082	Beginning balance	1,211	1,133	1,125	1,083	1,051
2	2	Capitalization	1	—	1	—	1
(109)	(105)	Amortization - operating results	(34)	(36)	(31)	(40)	(38)
(49)	166	Amortization - realized investment gains and losses	(43)	29	(20)	(4)	(25)
33	(12)	Impact of unrealized (gains) or losses on AFS securities	(2)	(1)	8	12	13
—	—	Other	—	—	—	—	—

1,002	1,133	Ending balance	1,133	1,125	1,083	1,051	1,002

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		%		2017		2018
2018	2017	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (1):
12,258	11,885	3%	Premiums	3,891	3,822	4,541	3,767	3,950
401	374	7%	Policy charges and fee income	128	129	143	129	129
3,934	3,743	5%	Net investment income	1,278	1,284	1,301	1,320	1,313
225	266	-15%	Asset management fees, commissions and other income	79	57	55	72	98

16,818	16,268	3%	Total revenues	5,376	5,292	6,040	5,288	5,490

			Benefits and Expenses (1):
10,650	10,197	4%	Insurance and annuity benefits	3,342	3,291	3,915	3,300	3,435
687	678	1%	Interest credited to policyholders’ account balances	230	221	238	222	227
15	10	50%	Interest expense	4	3	4	5	6
(1,303)	(1,389)	6%	Deferral of acquisition costs	(417)	(418)	(475)	(413)	(415)
923	864	7%	Amortization of acquisition costs	275	274	331	306	286
3,316	3,487	-5%	General and administrative expenses	1,143	1,144	1,171	1,084	1,061

14,288	13,847	3%	Total benefits and expenses	4,577	4,515	5,184	4,504	4,600

2,530	2,421	5%	Adjusted operating income before income taxes	799	777	856	784	890

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2018			Quarter Ended September 30, 2018
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	12,258	6,329	5,929	3,950	1,975	1,975
Policy charges and fee income	401	295	106	129	95	34
Net investment income	3,934	1,695	2,239	1,313	571	742
Asset management fees, commissions and other income	225	142	83	98	55	43

Total revenues	16,818	8,461	8,357	5,490	2,696	2,794

Benefits and Expenses (1):
Insurance and annuity benefits	10,650	5,668	4,982	3,435	1,770	1,665
Interest credited to policyholders’ account balances	687	188	499	227	62	165
Interest expense	15	8	7	6	3	3
Deferral of acquisition costs	(1,303)	(666)	(637)	(415)	(209)	(206)
Amortization of acquisition costs	923	472	451	286	135	151
General and administrative expenses	3,316	1,550	1,766	1,061	486	575

Total benefits and expenses	14,288	7,220	7,068	4,600	2,247	2,353

Adjusted operating income before income taxes	2,530	1,241	1,289	890	449	441

	Nine Months Ended September 30, 2017			Quarter Ended September 30, 2017
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	11,885	5,987	5,898	3,891	1,938	1,953
Policy charges and fee income	374	265	109	128	92	36
Net investment income	3,743	1,565	2,178	1,278	540	738
Asset management fees, commissions and other income	266	165	101	79	57	22

Total revenues	16,268	7,982	8,286	5,376	2,627	2,749

Benefits and Expenses (1):
Insurance and annuity benefits	10,197	5,278	4,919	3,342	1,701	1,641
Interest credited to policyholders’ account balances	678	182	496	230	64	166
Interest expense	10	6	4	4	2	2
Deferral of acquisition costs	(1,389)	(738)	(651)	(417)	(210)	(207)
Amortization of acquisition costs	864	430	434	275	131	144
General and administrative expenses	3,487	1,714	1,773	1,143	566	577

Total benefits and expenses	13,847	6,872	6,975	4,577	2,254	2,323

Adjusted operating income before income taxes	2,421	1,110	1,311	799	373	426

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2017		2018
2018	2017		3Q	4Q	1Q	2Q	3Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
4,954	4,617	Japan, excluding Gibraltar Life	1,459	1,439	1,880	1,537	1,537
6,035	6,007	Gibraltar Life	1,989	1,893	2,206	1,820	2,009
1,670	1,635	All other countries	571	619	598	539	533

12,659	12,259	Total	4,019	3,951	4,684	3,896	4,079

		Annualized new business premiums:
613	749	Japan, excluding Gibraltar Life	162	164	234	190	189
1,157	1,243	Gibraltar Life (2)	403	352	407	399	351
328	349	All other countries	115	129	117	106	105

2,098	2,341	Total (2)	680	645	758	695	645

		Annualized new business premiums by distribution channel:
941	1,098	Life Planner Operations	277	293	351	296	294
608	574	Gibraltar Life Consultants (2)	178	167	196	234	178
385	479	Banks (2)	178	136	158	104	123
164	190	Independent Agency (2)	47	49	53	61	50

2,098	2,341	Total (2)	680	645	758	695	645

		Constant exchange rate basis (3):
		Net premiums, policy charges and fee income:
4,904	4,643	Japan, excluding Gibraltar Life	1,458	1,456	1,842	1,520	1,542
5,983	6,054	Gibraltar Life	1,988	1,903	2,168	1,802	2,013
1,636	1,584	All other countries	547	594	562	532	542

12,523	12,281	Total	3,993	3,953	4,572	3,854	4,097

		Annualized new business premiums:
609	754	Japan, excluding Gibraltar Life	162	165	232	188	189
1,154	1,246	Gibraltar Life (2)	403	353	405	399	350
322	333	All other countries	108	121	108	104	110

2,085	2,333	Total (2)	673	639	745	691	649

		Annualized new business premiums by distribution channel:
931	1,087	Life Planner Operations	270	286	340	292	299
606	576	Gibraltar Life Consultants (2)	178	167	195	234	177
384	479	Banks (2)	178	136	158	104	122
164	191	Independent Agency (2)	47	50	52	61	51

2,085	2,333	Total (2)	673	639	745	691	649

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	2017 sales amounts have been revised from the elimination of Gibraltar Life’s one-month reporting lag.
(3)

Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 111 per U.S. dollar and Korean won 1,150 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2017		2018
	3Q	4Q	1Q	2Q	3Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	337	339	343	347	351
Gibraltar Life	338	340	341	342	345
All other countries	127	130	132	125	127

Total	802	809	816	814	823

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	3,674	3,714	3,773	3,814	3,860
Gibraltar Life	7,222	7,220	7,219	7,217	7,224
All other countries	2,146	2,169	2,134	2,096	2,116

Total	13,042	13,103	13,126	13,127	13,200

International life insurance policy persistency:

Life Planner Operations:
13 months	92.9%	92.9%	92.9%	93.3%	93.1%
25 months	86.1%	86.2%	86.6%	86.9%	86.9%

Gibraltar Life (3):
13 months	93.4%	93.4%	93.5%	93.6%	93.7%
25 months	87.2%	87.2%	87.2%	87.1%	87.1%

Number of Life Planners at end of period:
Japan	3,951	3,941	4,076	3,964	4,130
All other countries	3,880	3,890	3,695	3,674	3,668

Total Life Planners	7,831	7,831	7,771	7,638	7,798

Gibraltar Life Consultants	8,327	8,326	8,137	7,938	8,030

(1)

Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 111 per U.S. dollar and Korean won 1,150 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

(2)	Direct business only; policy count includes annuities.
(3)	Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2018				December 31, 2017
	Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division		Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	283,555	26,377	257,178	64.1%	287,878	27,448	260,430	64.7%
Public, held-to-maturity, at amortized cost	1,699	—	1,699	0.4%	1,747	—	1,747	0.4%
Private, available-for-sale, at fair value	56,959	12,828	44,131	11.0%	58,293	13,814	44,479	11.1%
Private, held-to-maturity, at amortized cost	258	—	258	0.1%	302	—	302	0.1%
Fixed maturities, trading, at fair value (1)	1,932	201	1,731	0.4%	1,789	200	1,589	0.4%
Assets supporting experience-rated contractholder liabilities, at fair value	21,083	—	21,083	5.2%	22,097	—	22,097	5.5%
Equity securities, at fair value (1)	6,447	2,146	4,301	1.1%	6,755	2,479	4,276	1.1%
Commercial mortgage and other loans, at book value	58,895	8,915	49,980	12.4%	55,411	9,017	46,394	11.5%
Policy loans, at outstanding balance	11,928	4,438	7,490	1.9%	11,891	4,543	7,348	1.8%
Other invested assets (1)(2)	11,517	3,345	8,172	2.0%	10,669	3,159	7,510	1.9%
Short-term investments	5,741	108	5,633	1.4%	6,734	631	6,103	1.5%

Subtotal (3)	460,014	58,358	401,656	100.0%	463,566	61,291	402,275	100.0%

Invested assets of other entities and operations (4)	4,958	—	4,958		6,305	—	6,305

Total investments	464,972	58,358	406,614		469,871	61,291	408,580

Fixed Maturities by Credit Quality (3)(5):	September 30, 2018					December 31, 2017
	PFI Excluding Closed Block Division					PFI Excluding Closed Block Division
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	202,456	20,797	3,163	220,090	84.9%	195,968	26,830	872	221,926	84.4%
2	27,166	1,699	732	28,133	10.9%	26,795	3,040	142	29,693	11.3%

Subtotal - High or Highest Quality Securities	229,622	22,496	3,895	248,223	95.8%	222,763	29,870	1,014	251,619	95.7%

3	5,599	247	116	5,730	2.2%	5,541	442	44	5,939	2.3%
4	3,880	367	74	4,173	1.6%	3,457	467	77	3,847	1.5%
5	780	118	15	883	0.3%	781	179	32	928	0.4%
6	172	14	3	183	0.1%	196	10	3	203	0.1%

Subtotal - Other Securities	10,431	746	208	10,969	4.2%	9,975	1,098	156	10,917	4.3%

Total	240,053	23,242	4,103	259,192	100.0%	232,738	30,968	1,170	262,536	100.0%

Private Fixed Maturities:

NAIC Rating (6)
1	12,203	374	302	12,275	27.6%	11,823	720	53	12,490	27.9%
2	26,118	921	674	26,365	59.4%	23,956	1,520	193	25,283	56.5%

Subtotal - High or Highest Quality Securities	38,321	1,295	976	38,640	87.0%	35,779	2,240	246	37,773	84.4%

3	3,976	83	81	3,978	9.0%	4,660	228	35	4,853	10.8%
4	1,181	30	27	1,184	2.6%	1,224	34	28	1,230	2.7%
5	580	24	25	579	1.3%	885	46	25	906	2.0%
6	21	3	1	23	0.1%	40	4	3	41	0.1%

Subtotal - Other Securities	5,758	140	134	5,764	13.0%	6,809	312	91	7,030	15.6%

Total	44,079	1,435	1,110	44,404	100.0%	42,588	2,552	337	44,803	100.0%

(1)	Prior period amounts have been reclassified to conform to current period presentation.
(2)

Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

(3)

Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.

(4)

Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.

(5)	Excludes fixed maturity securities classified as trading.
(6)

Reflects equivalent ratings for investments of the international insurance operations. Includes, as of September 30, 2018 and December 31, 2017, 1,052 securities with amortized cost of $4,806 million (fair value $4,777 million) and 982 securities with amortized cost of $6,022 million (fair value $6,217 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	September 30, 2018		December 31, 2017
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	127,189	74.3%	128,332	76.0%
Public, held-to-maturity, at amortized cost	1,699	1.0%	1,747	1.0%
Private, available-for-sale, at fair value	15,547	9.1%	14,538	8.6%
Private, held-to-maturity, at amortized cost	258	0.1%	302	0.2%
Fixed maturities, trading, at fair value (3)	296	0.2%	257	0.1%
Assets supporting experience-rated contractholder liabilities, at fair value	2,575	1.5%	2,586	1.5%
Equity securities, at fair value (3)	2,155	1.3%	2,151	1.3%
Commercial mortgage and other loans, at book value	16,823	9.8%	14,268	8.5%
Policy loans, at outstanding balance	2,604	1.5%	2,545	1.5%
Other invested assets (3)(4)	1,830	1.1%	2,021	1.2%
Short-term investments	226	0.1%	244	0.1%

Total	171,202	100.0%	168,991	100.0%

	September 30, 2018		December 31, 2017
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	129,989	56.4%	132,098	56.6%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	28,584	12.4%	29,941	12.8%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value (3)	1,435	0.6%	1,332	0.6%
Assets supporting experience-rated contractholder liabilities, at fair value	18,508	8.0%	19,511	8.3%
Equity securities, at fair value (3)	2,146	0.9%	2,125	0.9%
Commercial mortgage and other loans, at book value	33,157	14.4%	32,126	13.8%
Policy loans, at outstanding balance	4,886	2.1%	4,803	2.1%
Other invested assets (3)(4)	6,342	2.8%	5,489	2.4%
Short-term investments	5,407	2.4%	5,859	2.5%

Total	230,454	100.0%	233,284	100.0%

(1)	Excludes Closed Block Division.
(2)	Excludes assets classified as “Separate account assets” on our balance sheet.
(3)	Prior period amounts have been reclassified to conform to current period presentation.
(4)	Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

INVESTMENT RESULTS (1)

(in millions)

	Quarter Ended September 30
	2018			2017
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (5)	Amount		Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.83%	2,671	89	3.82%	2,526	150
Equity securities	3.09%	33	—	4.38%	87	235
Commercial mortgage and other loans	3.92%	429	(1)	4.04%	402	(1)
Policy loans	4.84%	89	—	4.83%	86	—
Short-term investments and cash equivalents	2.56%	77	(3)	1.29%	43	—

Gross investment income before investment expenses	3.81%	3,299	85	3.82%	3,144	384
Investment expenses	-0.15%	(161)	—	-0.15%	(131)	—

Subtotal	3.66%	3,138	85	3.67%	3,013	384

Other investments (3)		86	63		105	1,118
Investment results of other entities and operations (4)		262	7		292	(1)
Less, investment income related to adjusted operating income reconciling items		(119)			(65)

Total		3,367	155		3,345	1,501

	Nine Months Ended September 30
	2018			2017
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (5)	Amount		Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.87%	7,965	336	3.88%	7,494	465
Equity securities	2.79%	90	—	4.35%	254	309
Commercial mortgage and other loans	4.01%	1,272	(4)	4.09%	1,177	(6)
Policy loans	4.86%	267	—	4.90%	259	—
Short-term investments and cash equivalents	2.06%	209	(1)	1.24%	117	—

Gross investment income before investment expenses	3.83%	9,803	331	3.87%	9,301	768
Investment expenses	-0.15%	(459)	—	-0.14%	(361)	—

Subtotal	3.68%	9,344	331	3.73%	8,940	768

Other investments (3)		266	762		463	(284)
Investment results of other entities and operations (4)		786	64		840	(3)
Less, investment income related to adjusted operating income reconciling items		(288)			(209)

Total		10,108	1,157		10,034	481

(1)	Excludes Closed Block Division.
(2)

Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and assets of our investment management operations, including assets that are managed for third parties, and those assets classified as “Separate account assets” on our balance sheet.

(3)

Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in “Other investments.” Realized gains / (losses) for “Other investments” includes changes in fair value of product-related and other derivatives and embedded derivatives.

(4)

Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and our investment management operations.

(5)

Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities and securities lending activity. Yields for fixed maturities are based on quarterly average amortized cost. Yields for fixed maturities, short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments. Prior period yields have been revised to conform with current period presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2018			2017
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities (2)	2.90%	925	123	3.01%	918	132
Equity securities	2.13%	12	—	3.22%	23	232
Commercial mortgage and other loans	3.84%	158	1	3.91%	130	—
Policy loans	3.92%	25	—	3.97%	24	—
Short-term investments and cash equivalents	3.47%	9	—	1.15%	3	—

Gross investment income before investment expenses	3.01%	1,129	124	3.12%	1,098	364
Investment expenses	-0.13%	(61)	—	-0.12%	(48)	—

Subtotal	2.88%	1,068	124	3.00%	1,050	364

Other investments (2)		26	(95)		27	11

Total		1,094	29		1,077	375

	Nine Months Ended September 30
	2018			2017
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities (2)	2.93%	2,770	471	3.05%	2,704	505
Equity securities	3.09%	50	—	2.75%	59	266
Commercial mortgage and other loans	3.92%	457	(1)	4.07%	380	—
Policy loans	3.91%	75	—	3.98%	72	—
Short-term investments and cash equivalents	2.41%	26	—	1.33%	10	—

Gross investment income before investment expenses	3.05%	3,378	470	3.16%	3,225	771
Investment expenses	-0.13%	(174)	—	-0.12%	(135)	—

Subtotal	2.92%	3,204	470	3.04%	3,090	771

Other investments (2)		86	(89)		100	197

Total		3,290	381		3,190	968

(1)

Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities and securities lending activity. Yields for fixed maturities are based on quarterly average amortized cost. Yields for fixed maturities, short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments. Prior period yields have been revised to conform with current period presentation.

(2)

Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in “Other investments”. Realized gains / (losses) for “Other investments” includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	Quarter Ended September 30
	2018			2017
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (4)	Amount	(Losses)	Yield (4)	Amount	(Losses)
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.63%	1,746	(34)	4.52%	1,608	18
Equity securities	4.05%	21	—	5.01%	64	3
Commercial mortgage and other loans	3.96%	271	(2)	4.10%	272	(1)
Policy loans	5.33%	64	—	5.29%	62	—
Short-term investments and cash equivalents	2.50%	68	(3)	1.30%	40	—

Gross investment income before investment expenses	4.43%	2,170	(39)	4.35%	2,046	20
Investment expenses	-0.16%	(100)	—	-0.17%	(83)	—

Subtotal	4.27%	2,070	(39)	4.18%	1,963	20

Other investments (3)		60	158		78	1,107

Total		2,130	119		2,041	1,127

	Nine Months Ended September 30
	2018			2017
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (4)	Amount	(Losses)	Yield (4)	Amount	(Losses)
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.67%	5,195	(135)	4.57%	4,790	(40)
Equity securities	2.49%	40	—	5.28%	195	43
Commercial mortgage and other loans	4.05%	815	(3)	4.10%	797	(6)
Policy loans	5.38%	192	—	5.38%	187	—
Short-term investments and cash equivalents	2.03%	183	(1)	1.23%	107	—

Gross investment income before investment expenses	4.43%	6,425	(139)	4.39%	6,076	(3)
Investment expenses	-0.17%	(285)	—	-0.16%	(226)	—

Subtotal	4.26%	6,140	(139)	4.23%	5,850	(3)

Other investments (3)		180	851		363	(481)

Total		6,320	712		6,213	(484)

(1)	Excludes Closed Block Division.
(2)

Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and assets of our investment management operations, including assets that are managed for third parties, and those assets classified as “Separate account assets” on our balance sheet.

(3)

Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in “Other investments.” Realized gains / (losses) for “Other investments” includes changes in fair value of product-related and other derivatives and embedded derivatives.

(4)

Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities and securities lending activity. Yields for fixed maturities are based on quarterly average amortized cost. Yields for fixed maturities, short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments. Prior period yields have been revised to conform with current period presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

IMPACT OF INDIVIDUAL ANNUITIES MARKET PERFORMANCE AND EXPERIENCE TRUE-UPS

(in millions)

	Third Quarter 2018					Third Quarter 2017
	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Interest Credited to Policyholders’ Account Balances	Amortization of Acquisition Costs	Pre-Tax Adjusted Operating Income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Interest Credited to Policyholders’ Account Balances	Amortization of Acquisition Costs	Pre-Tax Adjusted Operating Income
Individual Annuities:
Market performance and experience true-ups	(23)	1	4	8	(36)	23	(9)	(3)	(13)	48
Total of above items	(23)	1	4	8	(36)	23	(9)	(3)	(13)	48
Reported amount	294	85	85	139		355	87	81	116
Amount excluding impact of items indicated above	317	84	81	131		332	96	84	129

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended September 30, 2018								Three Months Ended September 30, 2017
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:

Premiums	8,143	—	—	—	529	138	—	8,810	7,111	—	—	—	578	106	—	7,795
Policy charges and fee income	1,557	(60)	—	—	—	1	—	1,498	1,565	(63)	—	—	—	—	—	1,502
Net investment income	3,367	(10)	—	—	560	129	—	4,046	3,345	(9)	—	—	666	74	—	4,076
Realized investment gains (losses), net	63	120	—	—	(4)	(28)	—	151	121	1,377	—	—	107	3	—	1,608
Asset management fees, commissions and other income	1,302	161	10	—	164	36	(30)	1,643	1,219	27	85	—	25	2	(26)	1,332

Total revenues	14,432	211	10	—	1,249	276	(30)	16,148	13,361	1,332	85	—	1,376	185	(26)	16,313

Benefits and Expenses:

Insurance and annuity benefits	8,464	(31)	—	—	1,099	225	—	9,757	7,376	(46)	—	—	1,207	156	—	8,693
Interest credited to policyholders’ account balances	940	31	—	21	33	5	—	1,030	927	43	—	31	34	—	—	1,035
Interest expense	355	—	—	—	1	1	—	357	330	—	—	—	—	—	—	330
Deferral of acquisition costs	(708)	—	—	—	—	(2)	—	(710)	(653)	—	—	—	—	—	—	(653)
Amortization of acquisition costs	496	57	—	—	8	2	—	563	470	165	—	—	8	—	—	643
General and administrative expenses	3,217	(23)	—	—	90	33	(4)	3,313	3,127	6	—	—	94	19	(2)	3,244

Total benefits and expenses	12,764	34	—	21	1,231	264	(4)	14,310	11,577	168	—	31	1,343	175	(2)	13,292

	Nine Months Ended September 30, 2018								Nine Months Ended September 30, 2017
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:

Premiums	21,491	—	—	—	1,680	388	—	23,559	20,442	—	—	—	1,852	308	—	22,602
Policy charges and fee income	4,702	(223)	—	—	—	3	—	4,482	3,914	(154)	—	—	—	—	—	3,760
Net investment income	10,108	(30)	—	—	1,744	318	—	12,140	10,034	(26)	—	—	1,983	235	—	12,226
Realized investment gains (losses), net	277	987	—	—	104	(107)	—	1,261	404	32	—	—	462	45	—	943
Asset management fees, commissions and other income	3,772	(206)	(586)	—	272	(51)	(83)	3,118	3,602	(54)	330	—	85	6	(76)	3,893

Total revenues	40,350	528	(586)	—	3,800	551	(83)	44,560	38,396	(202)	330	—	4,382	594	(76)	43,424

Benefits and Expenses:

Insurance and annuity benefits	22,477	(117)	—	—	3,422	2,030	—	27,812	20,908	(154)	—	—	3,915	483	—	25,152
Interest credited to policyholders’ account balances	2,783	65	—	(482)	99	9	—	2,474	2,800	(166)	—	188	100	—	—	2,922
Interest expense	1,042	—	—	—	1	3	—	1,046	978	—	—	—	1	2	—	981
Deferral of acquisition costs	(2,110)	—	—	—	—	(5)	—	(2,115)	(2,132)	—	—	—	—	—	—	(2,132)
Amortization of acquisition costs	1,581	152	—	—	26	5	—	1,764	1,613	(474)	—	—	27	—	—	1,166
General and administrative expenses	9,527	(90)	—	—	274	95	(8)	9,798	9,557	69	—	—	290	58	(10)	9,964

Total benefits and expenses	35,300	10	—	(482)	3,822	2,137	(8)	40,779	33,724	(725)	—	188	4,333	543	(10)	38,053

(1)	See page 38 for a definition of AOI.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended December 31, 2017								Three Months Ended March 31, 2018
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:

Premiums	8,720	—	—	—	674	95	—	9,489	6,638	—	—	—	551	122	—	7,311
Policy charges and fee income	1,604	(61)	—	—	—	—	—	1,543	1,575	(71)	—	—	—	—	—	1,504
Net investment income	3,465	(12)	—	—	670	86	—	4,209	3,337	(10)	—	—	593	78	—	3,998
Realized investment gains (losses), net	82	(663)	—	—	72	(2)	—	(511)	63	433	—	—	(2)	(69)	—	425
Asset management fees, commissions and other income	1,379	121	6	—	28	2	(1)	1,535	1,262	(336)	(403)	—	21	1	(26)	519

Total revenues	15,250	(615)	6	—	1,444	181	(1)	16,265	12,875	16	(403)	—	1,163	132	(26)	13,757

Benefits and Expenses:

Insurance and annuity benefits	9,163	85	—	—	1,311	174	—	10,733	6,853	(62)	—	—	1,035	177	—	8,003
Interest credited to policyholders’ account balances	929	(25)	—	(37)	33	—	—	900	911	25	—	(418)	33	(1)	—	550
Interest expense	344	—	—	—	—	2	—	346	340	—	—	—	—	1	—	341
Deferral of acquisition costs	(686)	—	—	—	—	—	—	(686)	(718)	—	—	—	—	(1)	—	(719)
Amortization of acquisition costs	480	(76)	—	—	10	—	—	414	530	47	—	—	10	1	—	588
General and administrative expenses	3,448	(18)	—	—	94	18	(100)	3,442	3,238	(58)	—	—	94	27	—	3,301

Total benefits and expenses	13,678	(34)	—	(37)	1,448	194	(100)	15,149	11,154	(48)	—	(418)	1,172	204	—	12,064

	Three Months Ended June 30, 2018
		Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:

Premiums	6,710	—	—	—	600	128	—	7,438
Policy charges and fee income	1,570	(92)	—	—	—	2	—	1,480
Net investment income	3,404	(10)	—	—	591	111	—	4,096
Realized investment gains (losses), net	151	434	—	—	110	(10)	—	685
Asset management fees, commissions and other income	1,208	(31)	(193)	—	87	(88)	(27)	956

Total revenues	13,043	301	(193)	—	1,388	143	(27)	14,655

Benefits and Expenses:

Insurance and annuity benefits	7,160	(24)	—	—	1,288	1,628	—	10,052
Interest credited to policyholders’ account balances	932	9	—	(85)	33	5	—	894
Interest expense	347	—	—	—	—	1	—	348
Deferral of acquisition costs	(684)	—	—	—	—	(2)	—	(686)
Amortization of acquisition costs	555	48	—	—	8	2	—	613
General and administrative expenses	3,072	(9)	—	—	90	35	(4)	3,184

Total benefits and expenses	11,382	24	—	(85)	1,419	1,669	(4)	14,405

(1)	See page 38 for a definition of AOI.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. However, the effectiveness of our hedging program will ultimately be reflected in adjusted operating income over time. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to “Net income” as determined in accordance with U.S. GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Prudential Financial, Inc. Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Prudential Financial, Inc. divided by the number of Common shares outstanding at end of period, on a diluted basis. Book value per share excluding accumulated other comprehensive income (loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate and certain deferred taxes is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations separate from the portion that is affected by capital and currency market conditions and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market and the supporting investments that are marked to market through AOCI under GAAP as well as remeasurement of deferred tax assets and liabilities, for the fourth quarter of 2017 only, originally established through AOCI, related to enactment of the Tax Cuts and Jobs Act on December 22, 2017. However, book value per share excluding both AOCI and adjusted to remove amount included for foreign currency exchange rate remeasurement and certain deferred taxes is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Book value per share of Common Stock - including AOCI: As of the third quarter of 2017, book value including AOCI per share of common stock includes a $500 million increase in equity and a 5.75 million increase in diluted shares, reflecting the dilutive impact of exchangeable surplus notes (“ESNs”) when book value per share of common stock is greater than $86.92. Reflecting the dilutive impact of ESNs when book value per share is greater than $85.00, to calculate book value including AOCI per share of common stock as of December 31, 2017, March 31, 2018, June 30, 2018 and September 30, 2018, equity is increased by $500 million and diluted shares include 5.88 million shares.

Book value per share of Common Stock - excluding AOCI, and excluding AOCI and remeasurement of foreign currency and certain deferred taxes: The ESNs are subject to customary antidilution adjustments and the exchange rate is accordingly revalued in the fourth quarter of each year. As of third quarter of 2017, the conversion of ESNs is antidilutive as book value excluding AOCI per share of common stock and book value excluding AOCI and remeasurement of foreign currency and certain deferred taxes per share of common stock is less than $86.92. Reflecting the dilutive impact of ESNs when book value per share is greater than $85.00, for the fourth quarter of 2017 and the first, second and third quarters of 2018, to calculate book value excluding AOCI per share of common stock and book value excluding AOCI and remeasurement of foreign currency and certain deferred taxes per share of common stock equity is increased by $500 million and diluted shares include 5.88 million shares.

Diluted shares as of the third quarter of 2017 do not include shares related to ESNs due to the antidilutive impact of conversion of ESNs when book value per share of common stock (i.e., book value excluding AOCI per share of common stock and book value excluding AOCI and remeasurement of foreign currency and certain deferred taxes per share of common stock) is less than $86.92. Diluted shares as of December 31, 2017, March 31, 2018, June 30, 2018 and September 30, 2018 include 5.88 million shares due to the dilutive impact of conversion of ESNs when book value per share of common stock (i.e., book value excluding AOCI per share of common stock and book value excluding AOCI and remeasurement of foreign currency and certain deferred taxes per share of common stock) is greater than $85.00.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the investment management business.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Divested Businesses:

Businesses that have been sold or exited, including businesses that have been placed in wind down, but that did not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Full Service Retirement:

The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life:

Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

17. Gibraltar Life Consultants:

Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Captive insurance Advisors in our Life Planner Operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Advisors:

Captive financial professionals and field managers in our insurance operations in the United States.

28. Prudential Advisor productivity:

Commissions on new sales of all products by Prudential Advisors under contract for the entire period, divided by the number of those Prudential Advisors. Excludes commissions on new sales by Prudential Advisors hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

30. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2018

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of November 7, 2018

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A1	AA-
PRUCO Life Insurance Company	A+	AA-	A1	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	AA-
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc.	NR	twAA+	NR	NR

CREDIT RATINGS:
as of November 7, 2018

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	Baa1	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A3	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A2	A+

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	AA-

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, a partner of Standard and Poor’s.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.